UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2026

Opus Genetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Davis Drive Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(984) 884-6030
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 9, 2026, Opus Genetics, Inc. (the “Company”) issued a press release and held an investor conference announcing clinical data from Cohort 1 of the Company’s ongoing Phase 1/2 clinical trial of OPGx-BEST1 in patients with BEST1-related retinal diseases, including best vitelliform macular dystrophy (“BVMD”) and autosomal recessive bestrophinopathy (“ARB”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the data presentation used in connection with the investor conference is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this report is furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On September 9, 2026, the Company shared 3- and 6-month results from the low-dose Cohort 1 of BIRD-1, the Company’s ongoing Phase 1/2 clinical trial of OPGx-BEST1 in patients with BEST1-related retinal diseases, including BVMD and ARB. Cohort 1 enrolled five participants treated at 1.5 x 10⁹ vg/eye: three participants with BVMD who have reached three months of follow-up and two participants with ARB who have reached six months of follow-up. Following treatment with OPGx-BEST1, all five participants demonstrated clinically meaningful improvement in visual function, measured as one or more of the following: best-corrected visual acuity (“BCVA”), low-luminance visual acuity (“LLVA”), contrast sensitivity (“CS”) or microperimetry, an advanced eye test that maps how well the central part of the retina sees light. Structural improvements were also observed across four participants.

OPGx-BEST1 demonstrated a favorable safety and tolerability profile, with no serious adverse events or dose-limiting toxicities, no intraocular inflammation and no vital-sign or safety-laboratory findings of note. All treatment-related adverse events were mild or moderate in severity. BCVA improved in 60% of participants (3/5), LLVA improved in 40% of participants (2/5), and contrast sensitivity improved in 40% of participants (2/5). Among evaluable participants, 75% (3/4) demonstrated clinically meaningful improvement in retinal sensitivity by microperimetry. Importantly, these gains were concentrated in the treated retinal pigment epithelial Transitional Zone, where viable photoreceptors remain, with the greatest functional improvements observed in participants with less advanced disease. Structural improvements were observed in four of five participants, with reductions in vitelliform material, the hallmark of BVMD, in 67% of participants with BVMD (2/3) and reductions in intraretinal fluid in 100% of participants with ARB (2/2). The third BVMD participant had possible, but not definitive, reduction in vitelliform material.

Based on the safety profile and positive proof-of-concept findings from Cohort 1, the Company has advanced to the higher-dose Cohort 2, evaluating OPGx-BEST1 at 4.5 x 10⁹ vg/eye, with dosing expected to be complete in the fourth quarter of 2026 and topline three-month data expected to be available in the second quarter of 2027. Originally designed to enroll five participants, Cohort 2 has been over-enrolled with eight participants, most of whom have BVMD. Data from Cohort 2 are expected to further characterize the safety, functional and structural responses to OPGx-BEST1 at the higher dose and inform the design of a potential pivotal clinical trial.

In addition, the Company announced that in August 2026, the Company met with the U.S. Food and Drug Administration (“FDA”) to discuss OPGx-BEST1 development and potential endpoints for a pivotal clinical trial. The Company aligned with the FDA on a potential pivotal endpoint based on ≥3 dB microperimetry improvement in ≥5 prespecified loci, in conjunction with a patient-reported outcome in a randomized, controlled trial. BCVA, LLVA and CS may also be acceptable endpoints. The Company also aligned with the FDA on Phase 3 and commercial manufacturing requirements, which it expects to complete in early 2027. The Company currently expects to begin planning for participant dosing in the Phase 3 clinical trial in 2027.

Finally, new epidemiology research estimates approximately 23,600 symptomatic BEST1 patients in the U.S., including 13,000 diagnosed and 10,600 undiagnosed patients, and approximately 45,400 symptomatic BEST1 patients globally.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s continued clinical development, clinical results, preclinical data, and future plans for OPGx-BEST1, including the anticipated timing of dosing completion and topline data from Cohort 2 of the OPGx-BEST1 Phase 1/2 clinical trial; the outcome of the Company’s ongoing regulatory interactions with the FDA and its expectations regarding the design of, and potential endpoints for, of any pivotal clinical trial of OPGx-BEST1; the Company’s expectations regarding the clinical and therapeutic potential of OPGx-BEST1; the Company’s estimates of the BEST1 symptomatic patient population in the U.S. and globally; and the Company’s expectations regarding its business prospects and results of operations. The clinical trial referenced in this Current Report on Form 8-K is ongoing, and the data described are interim, subject to change, and based on data available as of a specified date. As patient enrollment continues and additional follow-up data is obtained, the reported safety profile and other clinical outcomes may change materially. There can be no assurance that the interim results will be predictive of final clinical trial results or that additional data will confirm or support these observations. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “designed”, “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,”, “strive”, “target,” “will,” “would,” or the negative thereof and similar words and expressions. Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to the Company. Such statements are neither promises nor guarantees, and involve a number of known and unknown risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the risk that the results of preclinical studies or clinical trials will not be predictive of future results in connection with future studies or clinical trials, uncertainty regarding the timing and results of regulatory submissions, the risk that any Investigational New Drug Applications, New Drug Applications or other global regulatory submissions the Company may file with the FDA or other global regulatory agencies are not cleared on the Company’s expected timelines, or at all, risks related to the Company’s ability to protect and maintain the Company’s intellectual property position, and risks related to manufacturing, supply, and distribution of the Company’s product candidates, along with the risks detailed under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in the Company’s other filings with the U.S. Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any of the statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Opus Genetics, Inc. on September 9, 2026, furnished herewith
99.2	Data presentation issued by Opus Genetics, Inc. on September 9, 2026, furnished herewith
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPUS GENETICS, INC.

Date:	September 9, 2026	By:	/s/ Dr. George Magrath
Dr. George Magrath
Chief Executive Officer